UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 14, 2005
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                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                        84-1233716
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  (Commission File Number)                  (IRS Employer Identification No.)

    700 Seventeenth Street, Suite 2100
    Denver, Colorado                                   80202
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(Address of Principal Executive Offices)             (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 14, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Matrix Bancorp, Inc. (the "Company") determined that, with respect to the executive officers of the Company (which currently consist of Messrs. Spencer, Schmitz, Kloos and McConnell), instead of establishing financial and performance objectives to used for calculating cash bonus payments for 2005 performance in accordance with the Company's Executive Incentive Plan, the Committee would instead determine such bonus amounts at its discretion, taking into account all appropriate factors that it views relevant. The Company maintains separate bonus programs for its employees who are not executive officers.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          10.1 Matrix Bancorp, Inc. Executive Incentive Plan (incorporated by reference from Exhibit 10.27 filed with the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 31, 2005


                                            MATRIX BANCORP, INC.


                                            By:  /s/ Allen McConnell
                                            Name:    Allen McConnell
                                            Title:   Senior Vice President

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1 Matrix Bancorp, Inc. Executive Incentive Plan (incorporated by reference from Exhibit 10.27 filed with the Company's annual report on Form 10-K for the fiscal year ended December 31, 2000).